SECURITIES AND EXCHANGE COMMISSION
			    Washington, D.C.  20549


 				   FORM 8-K


			        CURRENT REPORT


		      Pursuant to Section 13 or 15(d) of
		      the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        January 22, 2002


				SURG II, INC.
 	   (Exact name of registrant as specified in its charter)


		  		 Minnesota
		(State or other jurisdiction of incorporation)



	0-16686					    58-1486040
  (Commission File Number)		   (IRS Employer Identification No.)


825 Southgate Office Plaza, 5001 W 80th Street, Bloomington, Minnesota 55437
(Address of principal executive offices)		 	  (Zip Code)


Registrant's telephone number, including area code:	(952) 830-1230



		   	     SURGIDYNE, INC.
      (Former name or former address, if changed since last report)



Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

	On January 22, 2002, Surg II, Inc. (the "Company") closed on the sale of all of its assets (except for cash and corporate records) to Sterion Incorporated (f/k/a Oxboro Medical, Inc.), a Minnesota corporation, pursuant to that certain Asset Purchase Agreement between the Company and Sterion Incorporated dated as of October 4, 2001 and amended as of November 29, 2001 and January 9, 2002. In exchange for $200,000, Sterion Incorporated acquired substantially all of the assets and certain liabilities of the Company. The consideration paid was determined by arms-length negotiations between the Company and Sterion Incorporated. No prior relationships existed between the Company and Sterion Incorporated or their shareholders, directors, officers, and associates. In connection with the asset sale, the Company, previously known as Surgidyne, Inc., changed its name to Surg, II, Inc.

Item 7.	  FINANCIAL STATEMENTS AND EXHIBITS.

	(a)	Financial statements of businesses acquired.

		Not Applicable.

	(b)	Pro forma financial information.

		Because the Company sold substantially all of its assets, no operating business remains after the asset sale. The Company's balance sheet immediately following the asset sale is comprised primarily of a cash balance, certain liabilities and equity. Additionally, the Company is not generating any further revenues after the asset sale.

	(c)	Exhibits:

		2.1	Asset Purchase Agreement between Surgidyne, Inc. (n/k/a
			Surg II, Inc.) and Oxboro Medical, Inc. (n/k/a Sterion Incorporated) dated as of October 4, 2001, without exhibits and schedules (incorporated by reference to the Definitive Proxy Statement filed by the Company on January 2, 2002).

		2.2	Amendment No. 1, dated as of November 29, 2001, to
			the Asset Purchase Agreement between Surgidyne, Inc. (n/k/a Surg II, Inc.) and Oxboro Medical, Inc. (n/k/a Sterion Incorporated) dated as of October 4, 2001 (incorporated by reference to the Definitive Proxy Statement filed by the Company on January 2,
			2002).

		2.3	Amendment No. 2, dated as of January 9, 2002, to the
			Asset Purchase Agreement between Surgidyne, Inc. (n/k/a Surg II, Inc.) and Oxboro Medical, Inc. (n/k/a Sterion Incorporated) dated as of October 4, 2001



				SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 6, 2002			SURG II, INC.



					By    /s/ Theodore Johnson
				 	      Theodore Johnson

					Its:  Chief Executive Officer/
					      Chairman of the Board &
					      Principal Accounting Office


								Exhibit 2.3


		AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT

	THIS AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT, is dated as of January 9, 2002, by and between Surgidyne, Inc., a Minnesota corporation ("Seller") and Oxboro Medical, Inc., a Minnesota corporation (the "Company").

			    WITNESSETH

	WHEREAS, Seller and the Company have entered into an Asset Purchase Agreement, dated as of October 4, 2001, as amended by that certain Amendment No. 1 to Asset Purchase Agreement dated November 29, 2001 (the "Agreement"); and

	WHEREAS, the parties to the Agreement wish to amend the Agreement to change the date for closing of the transactions contemplated by the Agreement.

	NOW, THEREFORE, in connection with and in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound hereby, Seller and the Company hereby agree as follows:

1. Capitalized terms used but not otherwise defined herein shall have the same meanings as in the Agreement.

2. Section 7.1 is hereby amended to read in its entirety:

	7.1	Closing.  The closing of the transaction contemplated by this
		Agreement ("Closing") shall be held at the offices of Lindquist & Vennum P.L.L.P., 4200 IDS Center, Minneapolis,
		MN 55402 at 2:00 p.m. on January 22, 2002 or at such other time or place as the parties may mutually agree, but effective at the close of business on such date (the
		"Closing Date"). Seller specifically acknowledges that time is of the essence in the Closing of this Agreement.

3. Except as modified herein, all of the terms and conditions of the Agreement remain unchanged and in full force and effect and are hereby ratified as of the date hereof by the parties hereto. In the event of a conflict in the terms of the Agreement and this Amendment No. 2, the terms of this Amendment No. 2 shall control.

4. This Amendment No. 2 to the Agreement may be executed in counterpart signature pages, each of which shall be deemed an original, and all such counterparts constitute but one instrument.

5. Any provision of the Agreement may be further amended or waived, but only if in writing and signed by each party to this Amendment No. 2 to the Agreement, in the case of an amendment, or in the case of waiver, in writing and signed by the party against whom the waiver is to be effective.


	IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 2 to the Agreement as of the day and year first above written.


						OXBORO MEDICAL, INC.

						By:_______/s/_______________
						Name:  J. David Berkley
						Title:  President



						SURGIDYNE, INC.

						By:___________/s/___________
						Name:	Theodore Johnson
						Title: 	Chairman of the Board